UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2004
(September 16, 2004)

Monarch Community Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-49814	04-3627031
State or other jurisdiction	(Commission	(IRS Employer
of Incorporation	File Number)	Identification No.)

375 North Willowbrook Road, Coldwater, MI 49036

(Address of principal executive offices) (Zip Code)

(517) 278-4566

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
SIGNATURES

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 16, 2004, recently appointed President and Chief Executive Officer of Monarch Community Bancorp, Inc., Donald L. Denney, was named to the Company’s Board of Directors. Mr. Denney will serve on the Board of Directors’ Executive Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONARCH COMMUNITY BANCORP, INC.
Dated: September 21, 2004	/s/ William C. Kurtz
William C. Kurtz
Senior Vice President and Chief Financial Officer